EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Section 906 of the Sarbanes-Oxley Act)

In connection with the Quarterly Report of SUN (the “Company”) on Form 10-Q for the quarterly period ended July 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), Michael Ssebugwawo, Chief Executive Officer, and Andrew MacLeod, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2026

/s/ Michael Ssebugwawo
Michael Ssebugwawo
Chief Executive Officer

/s/ Andrew MacLeod
Andrew MacLeod
Chief Financial Officer